UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2014
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Cohen & Steers, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32236	14-1904657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 832-3232

_________________________________________ (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 15, 2014, Cohen & Steers, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s financial results for the quarter ended September 30, 2014. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The information contained under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The attached press release, in addition to containing results that have been determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the Securities and Exchange Commission.
In the attached press release, the Company discloses non-operating income (loss) for the three months ended September 30, 2014 and June 30, 2014 adjusted to exclude net income (loss) attributable to redeemable noncontrolling interest as a result of consolidation, and discloses net income per share attributable to common stockholders for the nine months ended September 30, 2013 adjusted to exclude the effect of previously disclosed expenses primarily related to the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
The Company's management believes that the presentation of non-operating income (loss), excluding the aforementioned net income (loss) attributable to redeemable noncontrolling interest, and net income per share attributable to common stockholders, excluding the aforementioned expenses, enhances understanding of the Company's operating performance by providing additional insight into the Company's business and facilitates the comparability of the Company's results from period to period.
A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is included in the press release. While the Company's management believes that this non-GAAP financial information is useful in evaluating the Company's operations, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The exhibit listed on the exhibit index accompanying this Current Report on Form 8-K is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date: October 15, 2014	By:	/s/ Matthew S. Stadler
Name: Matthew S. Stadler Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 15, 2014 issued by the Company.